Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Chapman, certify that:

1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Natera, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 5, 2019	By:	/s/Steven Chapman
	Name:	Steven Chapman
	Title:	Chief Executive Officer
(Principal Executive Officer)